Commitments and Contingencies	6 Months Ended
Jun. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
(a) Leases
The Company has certain non-cancelable operating leases primarily for its premises. These leases generally contain renewal options for periods ranging from 3 to 20 years and require the Company to pay all executory costs, such as maintenance and insurance. Certain lease arrangements have rent free periods or escalating payment provisions, and we recognize rent expense of such arrangements on a straight line basis.
Future minimum lease payments under non-cancelable operating leases (with initial or remaining lease terms in excess of one year) and future minimum finance lease payments as of June 30, 2020 are as follows:

	Operating Leases	Finance Leases
	(Unaudited and in thousands)
2020 (for the remaining period)	$2,474	$73
2021	4,105	133
2022	3,282	118
2023	3,227	90
2024	3,226	34
Thereafter	29,737	—
Total lease payments	46,051	448
Less:
Imputed interest/present value discount	(23,034)	(60)
Present value of lease liabilities	$23,017	$388
Future minimum lease payments under non-cancelable operating leases (with initial or remaining lease terms in excess of one year) and future minimum finance lease payments as of December 31, 2019 are as follows:

	Operating Leases	Finance Leases
	(In thousands)
Year ending December 31:
2020	$5,006	$57
2021	4,093	117
2022	3,269	102
2023	3,226	82
2024	3,226	34
Thereafter	30,000	—
Total lease payments	48,820	392
Less:
Imputed interest/present value discount	(24,599)	(71)
Present value of lease liabilities	$24,221	$321
As of December 31, 2018, our contractual obligations for future minimum lease payments with initial or remaining non-cancelable lease terms in excess of one year are as follows:

Payments Due by Periods
(In thousands)
< 1 year	$4,072
1-3 years	7,772
3-5 years	7,310
> 5 years	32,339
Total	$51,493
(b) Legal Proceedings
From time to time, the Company is a party to various lawsuits, claims and other legal proceedings that arise in the ordinary course of business. The Company applies accounting for contingencies to determine when and how much to accrue for and disclose related to legal and other contingencies. Accordingly, the Company discloses contingencies deemed to be reasonably possible and accrues loss contingencies when, in consultation with legal advisors, it is concluded that a loss is probable and reasonably estimable. Although the ultimate aggregate amount of monetary liability or financial impact with respect to these matters is subject to many uncertainties and is therefore not predictable with assurance, management believes that any monetary liability or financial impact to the Company from these matters, individually and in the aggregate, beyond that provided at June 30, 2020 and December 31, 2019, would not be material to the Company’s financial position, results of operations or cash flows. However, there can be no assurance with respect to such result, and monetary liability or financial impact to the Company from legal proceedings, lawsuits and other claims could differ materially from those projected.
In September 2018, a former contractor employed through a third party staffing agency, alleged on behalf of himself and other aggrieved employees that the Company and the staffing agency, purportedly violated California state wage and hour laws. In March 2020, the Company agreed to settle this matter for $1.9 million. For the six months ended June 30, 2020, the Company recorded an additional legal settlement expense of $0.2 million and was recorded in selling, general and administrative expenses in the condensed consolidated statements of operations.
For the year ended December 31, 2018, the Company received $28.0 million from a legal settlement received from one of its suppliers, which was recorded in other income in the consolidated statements of operations and comprehensive loss for the year ended December 31, 2018.